UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 16, 2008
Wabash National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(765) 771-5310

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 3.03. Material Modification to Rights of Security Holders
As described in Item 5.03 below, the contents of which are incorporated herein by reference, on January 16, 2008, the Board of Directors (the “Board”) of Wabash National Corporation (the "Corporation”) amended the Corporation’s amended and restated bylaws (the “Bylaws”) to adopt a majority vote standard for director elections. These amendments modify the rights of the holders of the Corporation’s Common Stock in the election of directors by establishing a majority voting standard for uncontested elections.
A copy of the amendment to the Bylaws is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Majority Voting for Election of Directors. On January 16, 2008, the Corporation’s Board adopted amendments to the Bylaws that provide for a majority voting standard for uncontested director elections. For purposes of the Bylaws, a contested election is one in which (i) the Secretary of the Corporation receives a notice in compliance with applicable requirements for stockholder nominations that a stockholder proposes to nominate a person for election to the Board and (ii) such proposed nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the day the Corporation first mails or otherwise transmits the notice for that meeting.
The amendment to Sections 2.10 and 3.2 of the Bylaws changed the vote standard for the election of directors in an uncontested election from a plurality to a majority of the votes cast. Under the adopted majority voting standard, a majority of the votes cast means that the number of shares voted “for” a director nominee must exceed the number of shares voted “against” that director nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.
In addition, incumbent directors, as a condition to nomination, are required to submit an irrevocable letter of resignation to the Board or the Board’s Corporate Governance and Nominating Committee that provides for the director’s resignation if the director does not receive the required vote for re-election and the Board accepts such resignation. The Board may only fill director vacancies and new directorships with candidates who tender, at or prior to the time of their appointment to the Board, an irrevocable letter of resignation for the following annual meeting at which they are to be nominated for re-election as a director.
The foregoing description of the adopted amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Bylaws a copy of which is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1	Amendment to Amended and Restated Bylaws of Wabash National Corporation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WABASH NATIONAL CORPORATION
Date: January 22, 2008	By:	/s/ Robert J. Smith
Robert J. Smith
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amendment to Amended and Restated Bylaws of Wabash National Corporation.

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